INTERCHANGE FINANCIAL SERVICES CORPORATION

                             REGISTRATION STATEMENT

                                    FORM S-8


                                  EXHIBIT 23(a)

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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Interchange Financial Services Corporation ("Interchange") on Form S-8 of our report dated January 19, 2000, appearing in the Annual Report on Form 10-K of Interchange for the year ended December 31, 1999.

/S/ Deloitte & Touche, LLP
__________________________
Parsippany, New Jersey
June 26, 2000